UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):            February 23, 2004

STRESSGEN BIOTECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Yukon Territory, Canada	333-12570	77-0123732
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350-4243 Glanford Avenue, Victoria, British Columbia	V8Z 4B9
Parent of Stressgen Biotechnologies, Inc.
6055 Lusk Boulevard, San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(250) 744-2811
(858) 202-4900

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press release dated February 24, 2004, “Stressgen Reports HspE7 Results from Two Clinical Trials”
99.2	Press release dated February 24, 2004, “Stressgen Biotechnologies Announces 2003 Financial Results”

The following information, furnished under Items 9, 12 and SEC Release No. 33-8216 dated March 27, 2003, is provided for the information of the reader and does not reflect a determination that the reported results are material:

Item 9. Regulation FD Disclosure.

On February 24, 2004 Stressgen Biotechnologies Corporation issued a press release reporting the results from two clinical trials.  A copy of the press release is attached as Exhibit 99.1.

Item 12. Results of Operations and Financial Condition.

On February 24, 2004 Stressgen Biotechnologies Corporation issued a press release reporting earnings and other financial results for its 2003 fiscal year, which ended December 31, 2003.  A copy of the press release is attached as Exhibit 99.2.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRESSGEN BIOTECHNOLOGIES CORPORATION

	By:	/s/Gregory M. McKee
Date: February 24, 2004		Vice President, Corporate Development and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release dated February 24, 2004, “Stressgen Reports HspE7 Results from Two Clinical Trials”
99.2	Press release dated February 24, 2004, “Stressgen Biotechnologies Announces 2003 Financial Results”